UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934

Filed by the Registrant	☒

Filed by a Party other than the Registrant	☐

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☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to Section 240.14a-12

COLLECTIVE GROWTH CORPORATION

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i) (1) and 0-11.

	(1)	Title of each class of securities to which transaction applies:

	(2)	Aggregate number of securities to which transaction applies:

	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

	(4)	Proposed maximum aggregate value of transaction:

	(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	(1)	Amount Previously Paid:

	(2)	Form, Schedule or Registration Statement No.

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	(4)	Date Filed:

Collective Growth Corporation (“Company”) mailed a notice to stockholders dated March 25, 2021, reminding them to vote to approve the proposed business combination between the Company and Innoviz Technologies Ltd. and urging stockholders to vote for all of the proposals to be presented at the special meeting. A copy of the notice is being filed herewith as definitive additional materials.

Important Message to CGRO Stockholders

March 25, 2021

Dear CGRO Stockholder:

On December 10, 2020, Collective Growth Corporation (“CGRO”) entered into a definitive business combination agreement with Innoviz Technologies Ltd. (the “Merger”). Upon closing, the post-Merger company will be named Innoviz Technologies Ltd. and its ordinary shares and warrants will remain listed on NASDAQ under the ticker symbols, “INVZ” and “INVZW”, respectively.

CGRO has called a Special Meeting of its stockholders to approve the Business Combination Agreement and the transactions contemplated thereby, including the Merger.

AS OF TODAY, WE HAVE NOT RECEIVED YOUR VOTE!

▪	Annual Meeting Date: March 31, 2021.

▪	Your Vote is Important: Whether or not you attend the Special Meeting, we urge you to submit your vote once you have reviewed the definitive proxy statement, in connection with the Special Meeting. Your failure to vote your shares of CGRO will have the same effect as a vote against this transaction.

▪	Vote Today: In order to finalize the vote by the date of the Special Meeting, please vote right away. The Board of Directors of CGRO (the “Board”) unanimously recommends that you vote FOR ALL PROPOSALS. There are three easy ways to vote your shares of CGRO today!

If you need additional assistance, please contact our proxy solicitor:

D.F. King & Co, Inc.

Call Toll-Free: (800) 515-4479

Email: CGRO@dfking.com

The Board of Directors of CGRO unanimously recommends
that you vote FOR ALL PROPOSALS

Your Vote is Important!

✓ Vote FOR CGRO to consummate a transaction with a company that will enable such company to expand its position as a global leader in LiDAR sensors and perception software for autonomous driving.

✓	Vote FOR a protection of your investment!

✓ Vote FOR this transaction today.

AS OF TODAY, WE HAVE NOT RECEIVED YOUR VOTE!

If you need additional assistance, please contact our proxy solicitor:

D.F. King & Co, Inc.

Call Toll-Free: (800) 515-4479

Email: CGRO@dfking.com

Additional Information and Where to Find It

This communication is being made in respect of the proposed business combination involving Collective Growth and Innoviz. Innoviz filed a Registration Statement on Form F-4 (“Registration Statement”) with the SEC, which includes Collective Growth’s definitive proxy statement (“Proxy Statement”), and certain related documents, to be used at the meeting of Collective Growth stockholders to approve the proposed business combination and related matters. INVESTORS AND SECURITY HOLDERS OF COLLECTIVE GROWTH ARE URGED TO READ THE PROXY STATEMENT, AND ANY AMENDMENTS THERETO AND OTHER RELEVANT DOCUMENTS THAT HAVE BEEN OR WILL BE FILED WITH THE SEC, CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT INNOVIZ, COLLECTIVE GROWTH AND THE BUSINESS COMBINATION. The Proxy Statement has been mailed to stockholders of Collective Growth as of March 4, 2021. Investors and security holders will also be able to obtain copies of the Registration Statement and other documents containing important information about each of the companies once such documents are filed with the SEC, without charge, at the SEC’s web site at www.sec.gov.  In addition, the documents filed by Collective Growth may be obtained free of charge from Collective Growth’s website at www.collectivegrowthcorp.com or by written request to Collective Growth at Collective Growth Corporation, 1805 West Avenue, Austin, TX 78701 and the documents filed by Innoviz may be obtained free of charge from Innoviz’s website at www.innoviz.tech or by written request to Innoviz at Innoviz Technologies Ltd., 2 Amal Street, Rosh HaAin, 4809202, Israel.

Participants in Solicitation

Collective Growth and Innoviz and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from Collective Growth’s stockholders in connection with the proposed transaction. Information about Collective Growth’s directors and executive officers and their ownership of Collective Growth’s securities is set forth in Collective Growth’s filings with the SEC, including the Proxy Statement and Collective Growth’s final prospectus filed with the SEC on May 1, 2020. You may obtain a free copy of these documents as described in the preceding paragraph.

No Offer or Solicitation

This document is not a proxy statement or solicitation of a proxy or authorization with respect to any securities or in respect of the proposed transactions and shall not constitute an offer to sell or a solicitation of an offer to buy the securities of Collective Growth or Innoviz, nor shall there be any sale of such securities in any state or jurisdiction where such offer, solicitation, or sale would be unlawful.

Forward Looking Statements

This document contains certain forward-looking statements within the meaning of the federal securities laws with respect to the proposed transaction between Innoviz and Collective Growth, including statements regarding the benefits of the transaction, the anticipated timing of the transaction, the services offered by Innoviz and the markets in which it operates, and Innoviz’s projected future results. These forward-looking statements generally are identified by the words “believe,” “project,” “expect,” “anticipate,” “estimate,” “intend,” “strategy,” “future,” “opportunity,” “plan,” “may,” “should,” “will,” “would,” “will be,” “will continue,” “will likely result,” and similar expressions. Forward-looking statements are predictions, projections and other statements about future events that are based on current expectations and assumptions and, as a result, are subject to risks and uncertainties. Many factors could cause actual future events to differ materially from the forward-looking statements in this document, including but not limited to: (i) the risk that the transaction may not be completed in a timely manner or at all, which may adversely affect the price of Collective Growth’s securities, (ii) the risk that the transaction may not be completed by Collective Growth’s business combination deadline and the potential failure to obtain an extension of the business combination deadline if sought by Collective Growth, (iii) the failure to satisfy the conditions to the consummation of the transaction, including the adoption of the business combination agreement by the shareholders of Collective Growth and Innoviz, the satisfaction of the minimum trust account amount following redemptions by Collective Growth’s public shareholders and the receipt of certain governmental and regulatory approvals, (iv) the lack of a third party valuation in determining whether or not to pursue the proposed transaction, (v) the occurrence of any event, change or other circumstance that could give rise to the termination of the business combination agreement, (vi) the effect of the announcement or pendency of the transaction on Innoviz’s business relationships, performance, and business generally, (vii) risks that the proposed transaction disrupts current plans of Innoviz and potential difficulties in Innoviz employee retention as a result of the proposed transaction, (viii) the outcome of any legal proceedings that may be instituted against Innoviz or against Collective Growth related to the business combination agreement or the proposed transaction, (ix) the ability of Innoviz to list its ordinary shares on the Nasdaq, (x) the price of Innoviz’s securities may be volatile due to a variety of factors, including changes in the competitive and highly regulated industries in which Innoviz plans to operate, variations in performance across competitors, changes in laws and regulations affecting Innoviz’s business and changes in the combined capital structure, and (xi) the ability to implement business plans, forecasts, and other expectations after the completion of the proposed transaction, and identify and realize additional opportunities. The foregoing list of factors is not exhaustive. You should carefully consider the foregoing factors and the other risks and uncertainties described in the “Risk Factors” section of the Proxy Statement as well as Collective Growth’s Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q, and other documents filed by Collective Growth from time to time with the SEC. These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. Forward-looking statements speak only as of the date they are made. Readers are cautioned not to put undue reliance on forward-looking statements, and Innoviz and Collective Growth assume no obligation and do not intend to update or revise these forward-looking statements, whether as a result of new information, future events, or otherwise. Neither Innoviz nor Collective Growth gives any assurance that either Innoviz or Collective Growth will achieve its expectations.

This communication is not intended to be all-inclusive or to contain all the information that a person may desire in considering in an investment in Innoviz or Collective Growth and is not intended to form the basis of an investment decision in either company. All subsequent written and oral forward-looking statements concerning Innoviz and Collective Growth, the proposed transactions or other matters and attributable to Innoviz and Collective Growth or any person acting on their behalf are expressly qualified in their entirety by the cautionary statements above.